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                                                            Exhibit No. 10.43(a)

                     AMENDMENT NO 1 TO CONTRACT CSXT-C-67123
                     ---------------------------------------

          SUBJECT TO 49 USC SECTION 10709 AND 49 CFR SECTION 1313.3(c)

     COGENTRIX OF NORTH CAROLINA, INC., (Industry); and CSX TRANSPORTATION, INC., (CSXT); agree to amend the aforementioned Contract, which has been in effect since August 5, 1997.

     1. This Amendment will be effective on JUNE 3, 1998.

     2. The Contract is modified in the following manner:

     (A) Paragraph 3, TRANSPORTATION PARTICULARS are amended, in part, by adding the following:

                                          Rates* Per Net Ton
                                   --------------------------------

          Origin                   Train      Volume
         District                 (75-Car)   (40-Cars)   Single Car
         --------                 --------   ---------   ----------
         Harlan                    $[xxx]     $[xxx]       $[xxx]

         *Rates are subject to INCREASE IN RATES,
          Paragraph No. 8.

     3. All other provisions of the Contract are ratified and reaffirmed.

COGENTRIX OF
NORTH CAROLINA, INC.           CSX TRANSPORTATION, INC.

By:    /s/ J.E. FREEMAN, JR.   By:    /s/ S. WALTERS
       ---------------------          -------------------
       J.E. Freeman, Jr.              Scott Walters
Title: Vice President          Title: Director - Non Utility Generation

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[xxx]  These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.